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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 15, 1998


                        Complete Wellness Centers, Inc.
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            (Exact Name of Registrant as specified in its Charter)

        Delaware                      0-22115                  52-1910135
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(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
  or corporation)                                          Identification No.)

725 Independence Avenue, SE
Washington, DC                                                    20003
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(Address of Principal                                           (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code: (202) 543-6800
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                                      N/A
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         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

        On December 23, 1997 Complete Wellness Centers, Inc. ("CWC" or the "Company") completed the purchased selected assets of 58 weight loss centers previously operated by Nutri/System, LP. The purchase consisted of a perpetual license to utilize certain Nutri/System intellectual property rights for use in the 58 centers as well as all other CWC affiliated centers and certain fixed assets consisting of computer equipment, office furniture and inventory. The purchase price was $150,000 and the assumption of approximately $300,000 of Nutri/System Debt.

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ITEM 7.  EXHIBIT

    Exhibit 99.1.  Copy of the press release dated December 24, 1997

    Exhibit 99.2.  Asset Purchase Agreement

                                   SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COMPLETE WELLNESS CENTERS, INC.


Date:  January 15, 1998             By: /s/ Eugene Sharer
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                                        Eugene Sharer, President







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